Exhibit (a)(viii) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K

                                                (Amd. 10) - file stamped 3/10/97

                             FEDERATED UTILITY FUND, INC.


                               CERTIFICATE OF CORRECTION


     Federated Utility Fund, Inc., a Maryland corporation (the "Corporation"), hereby certifies that:

     FIRST:   The  title  of  the  document  being  corrected  is  "Articles  of
Restatement".

     SECOND: The only party to the document being corrected is Federated Utility Fund, Inc. (formerly Liberty Utility Fund, Inc.).

     THIRD: The Articles of Restatement were filed on May 4, 1993.

     FOURTH: The provisions of the Articles of Restatement which are to be corrected are set forth in Exhibit A attached hereto.

     FIFTH: The corrected provisions of the Articles of Restatement are set forth in Exhibit B attached hereto.

     IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Executive Vice President and attested to by its Assistant Secretary on this 28th day of February, 1997.

     The undersigned Executive Vice President acknowledges this Certificate of Correction to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Executive Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury. FEDERATED UTILITY FUND, INC.

                                    By:/s/ J. Christopher Donahue
                                       ---------------------------
                                    J. Christopher Donahue
                                    Executive Vice President
WITNESSED:

/s/ S. Elliott Cohan
S. Elliott Cohan
Assistant Secretary
                                                                       Exhibit A

                                ARTICLES OF RESTATEMENT
                                          OF
                              LIBERTY UTILITY FUND, INC.


     Liberty Utility Fund, Inc., a Maryland corporation (the "Corporation"), having its principal office in Baltimore, Maryland, hereby certifies to the State Department of Assessments and Taxation that:

     FIRST: The Corporation desires to restate its Charter as currently in effect. The Charter as restated is as follows:

     FIRST: The name of the corporation is Liberty Utility Fund, Inc.

     SECOND: The purpose for which the Corporation is formed is to act as an open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

     THIRD: The post office address of the principal office and the office of the resident agent of the Corporation in the State of Maryland is 32 South Street, Baltimore, Maryland 21202. The resident agent of the Corporation in the state of Maryland is THE CORPORATION TRUST INCORPORATED, which is a corporation organized and existing under the laws of the State of Maryland.

     FOURTH: (a) The Corporation is authorized to issue 1,000,000,000 shares of common stock, par value $0.001 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $1,000,000. Subject to the following paragraph, the authorized shares are classified as separate classes of common stock, with 375,000,000 classified into each of Class A and Class C shares, and 250,000,000 unclassified shares.

     (b) The Board of Directors is authorized to classify or to reclassify (i.e., into series and classes of series), from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of or rights to require redemption of the stock. Unless otherwise provided the Board of Directors prior to the issuance of the stock, the shares of each class or series of stock shall be subject to the following:

     (i) The Board of Directors may redesignate a class or series of stock whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such class or series of stock.

     (ii) The assets attributable to each class or series may be invested in a common investment portfolio. The assets and liabilities and the income and expenses of each class or series of the Corporation's stock shall be determined separately and, accordingly, the net asset value of shares of the Corporation's stock may vary among classes or series. The income or gain and the expenses or liabilities of the Corporation shall be allocated to each class or series of stock as determined by or under the direction of the Board of Directors.

     (iii) Shares of each class or series of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class or series. Dividends or distributions shall be paid on shares of a class or series of stock only out of the assets belonging to that class or series.

     (iv) In the event of the liquidation or dissolution of the Corporation, the stockholders of a class or series of the Corporation's stock shall be entitled to receive, as a class or series, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that class or series less the liabilities allocated to that class or series. The assets so distributable to the stockholders of a class or series shall be distributed among such stockholders in proportion to the number of shares of that class or series held by them and recorded on the books of the Corporation. In the event that there are any assets available for distribution that are not attributable to any particular class or series of stock, such assets shall be allocated to all classes and series in proportion to the net asset value of the respective classes or series.

     (v) All holders of shares of stock shall vote as a single class or series except with respect to any matter which affects only one or more classes or series of stock, in which case only the holders of shares of the classes or series affected shall be entitled to vote.

     (c) The Corporation may issue fractional shares. Any fractional share shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right to receive dividends.

     FIFTH: (a) To the extent the Corporation has funds or property legally available therefor, each Shareholder of the Corporation shall have the right at such times as may be permitted by the Corporation, but no less frequently than once each week, to require the Corporation to redeem all or any part of its Shares at a redemption price equal to the net asset value per Share next determined after the Shares are tendered for redemption; said determination of the net asset value per Share to be made in accordance with the requirements of the Investment Company Act of 1940 and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles.

     Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the Shareholders to require the Corporation to redeem Shares during any period when (i) the New York Stock Exchange is closed for other than weekends and holidays; (ii) the Securities and Exchange Commission has by order permitted such suspension; (iii) an emergency as defined by rules of the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the Corporation not reasonably practicable; or (iv) trading on the New York Stock Exchange is restricted under the conditions set forth in the rules and regulations of the Securities and Exchange Commission.

     (b) The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem any Shares of any Shareholder for their then current net asset value per Share if at such time the Shareholder owns Shares having an aggregate net asset value of less than $1,000.00.

     (c) Each Share is subject to redemption by the Corporation at the redemption price computed in the manner set forth in subparagraph (a) of Article FIFTH of this Charter at any time if the Board of Directors, in its sole discretion, determines that failure to so redeem may result in the Corporation being classified as a personal holding company as defined in the Internal Revenue Code.

     (d) Transfer of Shares will be recorded on the stock transfer records of the Corporation at the request of the holders thereof at any time during normal business hours of the Corporation unless the Board of Directors of the Corporation determines, in its sole discretion, that allowing such transfer may result in the Corporation being classified as a personal holding company as defined in the Internal Revenue Code.

     SIXTH: (a) The number of Directors of the Corporation shall be eleven, or such other number as may be from time to time fixed in the manner provided by the By-Laws of the Corporation but shall never be less than three (3).

     (b) The names of the Directors who are currently in office are:

                  John F. Donahue               Edward L. Flaherty, Jr.
                  John T. Conroy, Jr.                 Peter E. Madden
                  William J. Copeland           Gregor F. Meyer
                  James E. Dowd                 Wesley W. Posvar
                  Lawrence D. Ellis, M.D.       Marjorie P. Smuts
                  Richard  B. Fisher

     (c) Any vacancy occurring in the Board of Directors may be filled by a majority of the remaining Directors in office although such majority may be less than a quorum. A new directorship resulting from an increase in the number of Directors may be filled by a majority of the entire Board of Directors.

     (d) A Director may be removed with or without case, but only at a meeting duly called for that purpose and only by action of the Shareholders taken by the holders of at least 75% of the Shares then entitled to vote in an election of Directors.

     SEVENTH: The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the Directors and Shareholders:

     (a) No Shareholder shall have any pre-emptive or preferential right of subscription to any Shares of any class whether now or hereafter authorized. The Board of Directors may issue or reissue Shares without offering the same either in whole or in part to the Shareholders.

     (b) Shares may be purchased, held and disposed of by the Officers and Directors of the Corporation, by partnerships of which any such Officer or Director may be a member and by corporations of which any Officer or Director of the Corporation may be an officer or director. Except as above set forth, and in Article Sixth (d), hereof, or authorized by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or by the Securities and
Exchange Commission, the Officers and Directors of the Corporation and partnerships or corporations which are affiliates of the Officers or Directors may not deal with the Corporation as principals in the purchase or sale of any securities or other property.

     (c) The Corporation may enter into exclusive or non-exclusive underwriting contracts for the sale of its Shares and/or distribution plans and may also enter into contracts for investment advisory, management and administrative services. The terms and conditions, methods of authorization, renewal, amendment and termination of the aforesaid contracts shall be as determined at the discretion of the Board of Directors; subject, however, to the provisions of the Charter of the Corporation, the By-Laws of the Corporation, applicable state law, and the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission.

     (d) Subject to and in compliance with the provisions of the Maryland General Corporation Law respecting interested director transactions, the Corporation may enter into a written underwriting contract, management contracts for research and advisory services with Passport Research, Ltd. or its parent, affiliates or subsidiaries thereof, or their respective successors, or otherwise do business with such corporation, notwithstanding the fact that one or more of the Directors of the Corporation and some or all of its Officers are, have been, or may become Directors, Officers, Employees or Stockholders of Passport Research, Ltd., or its parent, affiliates or subsidiaries or successors, and in the absence of actual fraud the Corporation may deal freely with Passport Research, Ltd., or its parent, affiliates, subsidiaries or successors, and neither such underwriting contract, management contract or contract for research and advisory services nor any other contract or transaction between the Corporation and Passport Research, Ltd. or its parent, affiliates, subsidiaries or successors shall be invalidated or in anyway affected thereby, nor shall any Director or Officer of the Corporation be liable to the Corporation or to any Shareholder or creditor of the Corporation or to any other person for any loss incurred under or by reason of any such contract or transaction. Anything in the foregoing notwithstanding, no Officer or Director or underwriter or investment adviser of the Corporation shall be protected against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     (e) Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all classes of Shares entitled to be cast, to take or authorize any action, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon except as otherwise provided in the Charter of the Corporation.

     (f) Except as otherwise provided in the Charter, the Corporation reserves the right from time to time to make any amendment of its Charter now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its charter, of any outstanding Shares, except that no action affecting the validity or assessibility of such Shares shall be taken without the unanimous approval of the outstanding Shares.

     (g) In addition to the powers and authority conferred upon them by the Charter of the Corporation or By-Laws, the Board of Directors may exercise all such powers and authority and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of applicable state law and the charter and By-Laws of the Corporation.

     (h) The Board of Directors is expressly authorized to determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose, whether annual or any other period, including daily; to set apart out of any funds of the Corporation such reserves for such purposes as it shall determine and to abolish the same; to declare and pay dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequently as daily) or on such other periodic basis, as it shall determine; to declare such dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof; and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of Shareholders redeeming their entire ownership of Shares.

     EIGHTH: (a) General - Every person who is or has been a Director or Officer of the Corporation and persons who serve at the Corporation's request as
Director, Officer, trustee, partner or fiduciary of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Corporation to the fullest extent permitted by law against liability and all expenses, including amounts incurred in satisfaction of judgments, settlement, compromises, fines, penalties, and counsel reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, or proceeding of any kind, whether civil or criminal in which he becomes involved as a party or otherwise by virtue of his being or having been a Director or Officer of the corporation or his serving or having served as a Director, Officer, trustee, partner or fiduciary of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation, provided that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the Board of Directors.

     (b) No Indemnification - No indemnification shall be provided hereunder to a Director or Officer against any liability to the Corporation by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     (c) Conditions for Indemnification - Except as provided in Section (d) hereof, in the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will be made unless a reasonable determination based upon a factual review has been made by a majority vote of a quorum of non-party Directors who are not interested persons of the Corporation, or by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

     (d) Advancement of Expenses - The Corporation shall pay the expenses incurred in the defense of a proceeding in advance of its final disposition (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) if at least one of the following conditions is fulfilled: (i) the indemnitee provides security for his undertaking, (ii) the Corporation is insured against loss arising by reason of any lawful advances or
(iii) a majority of a quorum of disinterested non-party Directors or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

     (e) Non-Exclusivity - Nothing contained in this Article shall affect any rights to indemnification to which Directors, Officers or any other persons may be entitled by contract or otherwise under law, nor the power of the Corporation to purchase and maintain insurance on their behalf.

     NINTH: Merger, Sale of Assets, Liquidation. Notwithstanding any other provisions of the Charter of the Corporation, a favorable vote of the holders of at least 75% of the shares of the Corporation then entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation of the Corporation with any other corporation, (ii) a sale of all or substantially all of the assets of the Corporation (other than in the regular course of its investment activities), or (iii) a liquidation or dissolution of the Corporation, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Directors fixed in accordance with the By-Laws in which case a favorable vote of the holders of a majority of the Shares of the Corporation shall be sufficient.

     TENTH: Amendment of the Charter. The Corporation reserves the right to amend, alter, change or repeal any provisions contained in its Charter, in the manner now or hereafter prescribed by statute, and any rights conferred upon the Shareholders are granted subject to this reservation. Notwithstanding any other provisions of the Charter or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, the charter or the By-Laws of the Corporation), the amendment or repeal of article Sixth, Seventh
(a), (e), and (f), Eighth, Ninth or this article Tenth, of the Charter shall require the affirmative vote of the holders of at least 75% of the Shares then entitled to be voted on the matter.

     ELEVENTH: The duration of the Corporation shall be perpetual.

     SECOND: The restatement of the Charter was approved by a majority of the entire Board of Directors.

     THIRD: The provisions set forth in these Articles of Restatement are all the provisions of the Charter currently in effect. The current address of the principal office of the Corporation, the name and address of the Corporation's current resident agent and the number of directors of the Corporation and the names of those currently in office are as stated above.

      FOURTH:     The Charter is not amended by these Articles of Restatement.

     IN WITNESS WHEREOF, Liberty Utility Fund, Inc. has caused these Articles of Restatement to be signed in its name and on its behalf by its President and attested by its Assistant Secretary on April 30, 1993. The undersigned President acknowledges these Articles of Restatement to be the corporate act of the Corporation and states to the best of his knowledge, information and belief that the matters and facts set forth herein with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.


                                                                       Exhibit B


                                ARTICLES OF RESTATEMENT
                                          OF
                              LIBERTY UTILITY FUND, INC.


     Liberty Utility Fund, Inc., a Maryland corporation (the "Corporation"), having its principal office in Baltimore, Maryland, hereby certifies to the State Department of Assessments and Taxation that:

     FIRST: The Corporation desires to restate its Charter as currently in effect. The Charter as restated is as follows:

     FIRST: The name of the corporation is Liberty Utility Fund, Inc.

     SECOND: The purpose for which the Corporation is formed is to act as an open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

     THIRD: The post office address of the principal office and the office of the resident agent of the Corporation in the State of Maryland is 32 South Street, Baltimore, Maryland 21202. The resident agent of the Corporation in the state of Maryland is THE CORPORATION TRUST INCORPORATED, which is a corporation organized and existing under the laws of the State of Maryland.

     FOURTH: (a) The Corporation is authorized to issue 1,000,000,000 shares of common stock, par value $0.001 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $1,000,000. Subject to the following paragraph, the authorized shares are classified as separate classes of common stock, with 375,000,000 classified into shares of common stock without further designation, 375,000,000 Class C Shares, and 250,000,000 unclassified shares.

     (b) The Board of Directors is authorized to classify or to reclassify (i.e., into series and classes of series), from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of or rights to require redemption of the stock. Unless otherwise provided the Board of Directors prior to the issuance of the stock, the shares of each class or series of stock shall be subject to the following:

     (i) The Board of Directors may redesignate a class or series of stock whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such class or series of stock.

     (ii) The assets attributable to each class or series may be invested in a common investment portfolio. The assets and liabilities and the income and expenses of each class or series of the Corporation's stock shall be determined separately and, accordingly, the net asset value of shares of the Corporation's stock may vary among classes or series. The income or gain and the expenses or liabilities of the Corporation shall be allocated to each class or series of stock as determined by or under the direction of the Board of Directors.

     (iii) Shares of each class or series of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class or series. Dividends or distributions shall be paid on shares of a class or series of stock only out of the assets belonging to that class or series.

     (iv) In the event of the liquidation or dissolution of the Corporation, the stockholders of a class or series of the Corporation's stock shall be entitled to receive, as a class or series, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that class or series less the liabilities allocated to that class or series. The assets so distributable to the stockholders of a class or series shall be distributed among such stockholders in proportion to the number of shares of that class or series held by them and recorded on the books of the Corporation. In the event that there are any assets available for distribution that are not attributable to any particular class or series of stock, such assets shall be allocated to all classes and series in proportion to the net asset value of the respective classes or series.

     (v) All holders of shares of stock shall vote as a single class or series except with respect to any matter which affects only one or more classes or series of stock, in which case only the holders of shares of the classes or series affected shall be entitled to vote.

     (c) The Corporation may issue fractional shares. Any fractional share shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right to receive dividends.

     FIFTH: (a) To the extent the Corporation has funds or property legally available therefor, each Shareholder of the Corporation shall have the right at such times as may be permitted by the Corporation, but no less frequently than once each week, to require the Corporation to redeem all or any part of its Shares at a redemption price equal to the net asset value per Share next determined after the Shares are tendered for redemption; said determination of the net asset value per Share to be made in accordance with the requirements of the Investment Company Act of 1940 and the applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) and in conformity with generally accepted accounting practices and principles.

     Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the Shareholders to require the Corporation to redeem Shares during any period when (i) the New York Stock Exchange is closed for other than weekends and holidays; (ii) the Securities and Exchange Commission has by order permitted such suspension; (iii) an emergency as defined by rules of the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the Corporation not reasonably practicable; or (iv) trading on the New York Stock Exchange is restricted under the conditions set forth in the rules and regulations of the Securities and Exchange Commission.

     (b) The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem any Shares of any Shareholder for their then current net asset value per Share if at such time the Shareholder owns Shares having an aggregate net asset value of less than $1,000.00.

     (c) Each Share is subject to redemption by the Corporation at the redemption price computed in the manner set forth in subparagraph (a) of Article FIFTH of this Charter at any time if the Board of Directors, in its sole discretion, determines that failure to so redeem may result in the Corporation being classified as a personal holding company as defined in the Internal Revenue Code.

     (d) Transfer of Shares will be recorded on the stock transfer records of the Corporation at the request of the holders thereof at any time during normal business hours of the Corporation unless the Board of Directors of the Corporation determines, in its sole discretion, that allowing such transfer may result in the Corporation being classified as a personal holding company as defined in the Internal Revenue Code.

     SIXTH: (a) The number of Directors of the Corporation shall be eleven, or such other number as may be from time to time fixed in the manner provided by the By-Laws of the Corporation but shall never be less than three (3).

     (b) The names of the Directors who are currently in office are:

                  John F. Donahue               Edward L. Flaherty, Jr.
                  John T. Conroy, Jr.                 Peter E. Madden
                  William J. Copeland           Gregor F. Meyer
                  James E. Dowd                 Wesley W. Posvar
                  Lawrence D. Ellis, M.D.       Marjorie P. Smuts
                  Richard  B. Fisher

     (c) Any vacancy occurring in the Board of Directors may be filled by a majority of the remaining Directors in office although such majority may be less than a quorum. A new directorship resulting from an increase in the number of Directors may be filled by a majority of the entire Board of Directors.

     (d) A Director may be removed with or without case, but only at a meeting duly called for that purpose and only by action of the Shareholders taken by the holders of at least 75% of the Shares then entitled to vote in an election of Directors.

     SEVENTH: The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the Directors and Shareholders:

     (a) No Shareholder shall have any pre-emptive or preferential right of subscription to any Shares of any class whether now or hereafter authorized. The Board of Directors may issue or reissue Shares without offering the same either in whole or in part to the Shareholders.

     (b) Shares may be purchased, held and disposed of by the Officers and Directors of the Corporation, by partnerships of which any such Officer or Director may be a member and by corporations of which any Officer or Director of the Corporation may be an officer or director. Except as above set forth, and in Article Sixth (d), hereof, or authorized by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or by the Securities and
Exchange Commission, the Officers and Directors of the Corporation and partnerships or corporations which are affiliates of the Officers or Directors may not deal with the Corporation as principals in the purchase or sale of any securities or other property.

     (c) The Corporation may enter into exclusive or non-exclusive underwriting contracts for the sale of its Shares and/or distribution plans and may also enter into contracts for investment advisory, management and administrative services. The terms and conditions, methods of authorization, renewal, amendment and termination of the aforesaid contracts shall be as determined at the discretion of the Board of Directors; subject, however, to the provisions of the Charter of the Corporation, the By-Laws of the Corporation, applicable state law, and the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission.

     (d) Subject to and in compliance with the provisions of the Maryland General Corporation Law respecting interested director transactions, the Corporation may enter into a written underwriting contract, management contracts for research and advisory services with Passport Research, Ltd. or its parent, affiliates or subsidiaries thereof, or their respective successors, or otherwise do business with such corporation, notwithstanding the fact that one or more of the Directors of the Corporation and some or all of its Officers are, have been, or may become Directors, Officers, Employees or Stockholders of Passport Research, Ltd., or its parent, affiliates or subsidiaries or successors, and in the absence of actual fraud the Corporation may deal freely with Passport Research, Ltd., or its parent, affiliates, subsidiaries or successors, and neither such underwriting contract, management contract or contract for research and advisory services nor any other contract or transaction between the Corporation and Passport Research, Ltd. or its parent, affiliates, subsidiaries or successors shall be invalidated or in anyway affected thereby, nor shall any Director or Officer of the Corporation be liable to the Corporation or to any Shareholder or creditor of the Corporation or to any other person for any loss incurred under or by reason of any such contract or transaction. Anything in the foregoing notwithstanding, no Officer or Director or underwriter or investment adviser of the Corporation shall be protected against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     (e) Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all classes of Shares entitled to be cast, to take or authorize any action, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon except as otherwise provided in the Charter of the Corporation.

     (f) Except as otherwise provided in the Charter, the Corporation reserves the right from time to time to make any amendment of its Charter now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its charter, of any outstanding Shares, except that no action affecting the validity or assessibility of such Shares shall be taken without the unanimous approval of the outstanding Shares.

     (g) In addition to the powers and authority conferred upon them by the Charter of the Corporation or By-Laws, the Board of Directors may exercise all such powers and authority and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of applicable state law and the charter and By-Laws of the Corporation.

     (h) The Board of Directors is expressly authorized to determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose, whether annual or any other period, including daily; to set apart out of any funds of the Corporation such reserves for such purposes as it shall determine and to abolish the same; to declare and pay dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequently as daily) or on such other periodic basis, as it shall determine; to declare such dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof; and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of Shareholders redeeming their entire ownership of Shares.

     EIGHTH: (a) General - Every person who is or has been a Director or Officer of the Corporation and persons who serve at the Corporation's request as
Director, Officer, trustee, partner or fiduciary of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Corporation to the fullest extent permitted by law against liability and all expenses, including amounts incurred in satisfaction of judgments, settlement, compromises, fines, penalties, and counsel reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, or proceeding of any kind, whether civil or criminal in which he becomes involved as a party or otherwise by virtue of his being or having been a Director or Officer of the corporation or his serving or having served as a Director, Officer, trustee, partner or fiduciary of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation, provided that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the Board of Directors.

     (b) No Indemnification - No indemnification shall be provided hereunder to a Director or Officer against any liability to the Corporation by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     (c) Conditions for Indemnification - Except as provided in Section (d) hereof, in the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will be made unless a reasonable determination based upon a factual review has been made by a majority vote of a quorum of non-party Directors who are not interested persons of the Corporation, or by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

     (d) Advancement of Expenses - The Corporation shall pay the expenses incurred in the defense of a proceeding in advance of its final disposition (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) if at least one of the following conditions is fulfilled: (i) the indemnitee provides security for his undertaking, (ii) the Corporation is insured against loss arising by reason of any lawful advances or
(iii) a majority of a quorum of disinterested non-party Directors or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

     (e) Non-Exclusivity - Nothing contained in this Article shall affect any rights to indemnification to which Directors, Officers or any other persons may be entitled by contract or otherwise under law, nor the power of the Corporation to purchase and maintain insurance on their behalf.

     NINTH: Merger, Sale of Assets, Liquidation. Notwithstanding any other provisions of the Charter of the Corporation, a favorable vote of the holders of at least 75% of the shares of the Corporation then entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation of the Corporation with any other corporation, (ii) a sale of all or substantially all of the assets of the Corporation (other than in the regular course of its investment activities), or (iii) a liquidation or dissolution of the Corporation, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Directors fixed in accordance with the By-Laws in which case a favorable vote of the holders of a majority of the Shares of the Corporation shall be sufficient.

     TENTH: Amendment of the Charter. The Corporation reserves the right to amend, alter, change or repeal any provisions contained in its Charter, in the manner now or hereafter prescribed by statute, and any rights conferred upon the Shareholders are granted subject to this reservation. Notwithstanding any other provisions of the Charter or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, the charter or the By-Laws of the Corporation), the amendment or repeal of article Sixth, Seventh
(a), (e), and (f), Eighth, Ninth or this article Tenth, of the Charter shall require the affirmative vote of the holders of at least 75% of the Shares then entitled to be voted on the matter.

     ELEVENTH: The duration of the Corporation shall be perpetual.

     SECOND: The restatement of the Charter was approved by a majority of the entire Board of Directors.

     THIRD: The provisions set forth in these Articles of Restatement are all the provisions of the Charter currently in effect. The current address of the principal office of the Corporation, the name and address of the Corporation's current resident agent and the number of directors of the Corporation and the names of those currently in office are as stated above.

     FOURTH: The Charter is not amended by these Articles of Restatement.

     IN WITNESS WHEREOF, Liberty Utility Fund, Inc. has caused these Articles of Restatement to be signed in its name and on its behalf by its President and attested by its Assistant Secretary on April 30, 1993. The undersigned President acknowledges these Articles of Restatement to be the corporate act of the Corporation and states to the best of his knowledge, information and belief that the matters and facts set forth herein with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.